UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 22, 2009

                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

         New York                      1-7657                 13-4922250
-----------------------------  ------------------------   -------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation                                            Identification No.)
 or organization)


      200 Vesey Street, World Financial Center
      New York, New York                                         10285
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      (Address of principal executive offices)                (Zip Code)

      Registrant's telephone number, including area code: (212) 640-2000


              ---------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01 Regulation FD Disclosure

         As previously disclosed by American Express Company (the "Company") in its Quarterly Report on Form 10-Q for the three months ended March 31, 2009, in March 2009, Moody's Investor Services placed the subordinate classes of the asset-backed securities issued by the Company's lending securitization trust on review for possible downgrade. Also as disclosed in the Form 10-Q, in March 2009, Standard & Poor's Rating Services placed the subordinate "BBB" Class C notes of the asset-backed securities issued by the Company's lending securitization trust on CreditWatch with negative implications.

         In an effort to address the concerns of the rating agencies and the recent decline in the trust excess spread due to the performance of the underlying credit card receivables in the American Express Credit Account Master Trust (the "Master Trust") and the related American Express Credit Account Secured Note Trusts (the "Note Trusts"), the subsidiaries of the Company that are the transferors of the Master Trust announced today that certain actions affecting outstanding series of securities issued by the Master Trust and the Note Trusts are being planned in order to adjust the credit enhancement structure of substantially all of the outstanding series of securities previously issued by the Master Trust and the Note Trusts. The actions, which are permitted by the transaction documents governing the Master Trust and Note Trusts, consist of the issuance of two new series of asset-backed securities, which will provide additional credit enhancement to all outstanding series, and the exercise of a discount option with respect to new principal receivables arising in the Master Trust. In addition to improving the levels of credit enhancement for existing series of securities issued by the Master Trust and the Note Trusts, the actions proposed to be taken are expected to increase the yield (or trust excess spread rate) on assets in the Master Trust. More particularly, the actions to be taken include the following:

  1. Issuance of two new series of investor certificates (collectively, the "Series D Certificates") in early June 2009. It is anticipated that the invested amount of investor certificates constituting the Series D Certificates will be equal to (i) approximately 4.2% of the sum of the aggregate outstanding balances of investor certificates issued by the Master Trust prior to 2007 (excluding one series of investor certificates that are scheduled to mature in July 2009) and their corresponding portion of Series D Certificates and (ii) approximately 6.3% of the sum of the aggregate outstanding balances of investor certificates issued by the Master Trust since 2007 and their corresponding portion of Series D Certificates, which is expected to result in the aggregate invested amount of the Series D Certificates being equal to approximately $1.5 billion. The Series D Certificates to be issued by the Master Trust are expected to be acquired by the Company's subsidiaries and affiliates that are the transferors of the Master Trust in exchange for a portion of the Master Trust retained interest (i.e., the "sellers' interest") owned by such subsidiaries and affiliates. The Series D Certificates will provide credit enhancement to the existing series of investor certificates in that they will receive payments from the cash flow of the Master Trust only after payments due to all outstanding series of investor certificates issued by the Master Trust that are supported by the Series D Certificates have been made to the holders thereof. The Series D Certificates will bear a market rate of interest.

  2. Designation of a percentage of new principal receivables arising from accounts in the Master Trust as "Discount Option Receivables" (as defined in the Master Trust documentation) on or about May 27, 2009. As permitted under the terms of the transaction documents governing the Master Trust, collections on Discount Option Receivables may be applied as finance charge collections, the result of which would be expected to increase the yield on the assets in the Master Trust. The Company estimates that this action will, over time, increase excess spread in the Master Trust by approximately 400-600 basis points.(Footnote 1)

----------------------------
(Footnote 1) Estimated increase in excess spread assumes a monthly principal payment rate of 16% - 25%. Principal payment rate is calculated as the amount of principal payments (excluding recoveries on written-off receivables) posted to accounts in the Master Trust during the applicable month divided by the aggregate amount of principal receivables outstanding as of the beginning of the applicable month.



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
         The Company believes that the actions described above will not have a material impact on the Company's results of operations.

         The actions described above will result in the inclusion of the Master Trust's assets as risk-weighted assets for regulatory capital purposes. Although this inclusion for regulatory capital purposes will reduce the Company's capital ratios, which the Company is in the process of quantifying, the Company expects that its capital ratios will continue to remain above the well-capitalized levels.

         Additional information regarding the actions that are proposed to be taken may be found in the Current Report on Form 8-K filed by the Master Trust earlier today with the Securities and Exchange Commission and in material to be posted on the Company's Investor Relations Web site at ir.americanexpress.com.



Forward-Looking Statements

         This report includes forward-looking statements, which are subject to risks and uncertainties. Forward-looking statements contain words such as "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "may," "should," "could," "would," "likely" and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company and its subsidiaries to obtain the necessary consent of the credit rating agencies to amend the relevant documentation governing the Master Trust and the related Note Trusts in order to effectuate the actions described in this report; the ability of the Master Trust to maintain excess spread at a level sufficient to avoid material set-asides or early amortization of the securities issued by the Master Trust, which, if such circumstances occur, could materially impact the Company's results of operations, and which will depend on various factors such as income derived from and principal payment rate of the securitized lending portfolio, as well as the securitized lending portfolio's credit performance; the increase in excess spread resulting from the planned designation of discount option receivables, which will depend in part on the monthly principal payment rate posted to accounts in, and the credit performance of, the securitized lending portfolio; the amount that the Company's capital ratios are reduced by the actions described in this report, which will depend on the amount of the Master Trust's assets that are included as risk-weighted assets for regulatory capital purposes; and accounting changes, including the Financial Accounting Standards Board's proposal regarding the accounting for off-balance sheet activities or other potential regulatory interpretations in this area, which, when effective, will result in the Company's having to consolidate the assets and liabilities of the lending securitization trust, thereby requiring the Company to reestablish loss reserves, which could reduce the Company's regulatory capital ratios and/or change the presentation of its financial statements. A further description of these and other risks and uncertainties can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2008, its Quarterly Report on Form 10-Q for the three months ended March 31, 2009, and the Company's other reports filed with the SEC.

                              SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERICAN EXPRESS COMPANY
                                         (REGISTRANT)

                                         By:  /S/ CAROL V. SCHWARTZ
                                              --------------------------------
                                              Name:  Carol V. Schwartz
                                              Title: Secretary

Date:  May 22, 2009



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